2023 FIRST QUARTER EARNINGS May 4, 2023

® 2 This presentation contains statements regarding PG&E Corporation’s and Pacific Gas and Electric Company’s (the “Utility”) future performance, including expectations, objectives, and forecasts about operating results (including 2023 and 2024 non-GAAP core earnings), equity needs, rate base growth, capital expenditures, expense reductions, wildfire risk mitigation, and regulatory developments. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with: • wildfires that have occurred in the Utility’s territory, including the extent of the Utility’s liability in connection with the 2019 Kincade fire, the 2020 Zogg fire (including the outcome of the criminal charges filed in connection with the 2020 Zogg fire), the 2021 Dixie fire, the 2022 Mosquito fire, and future wildfires; • the Utility’s ability to recover wildfire-related costs, including costs for the 2021 Dixie fire, from the Wildfire Fund (including the Utility’s maintenance of a valid safety certificate and whether the Wildfire Fund has sufficient remaining funds) and through the WEMA and FERC TO rate cases; and the timing of insurance recoveries; • the Utility’s implementation of its wildfire mitigation programs, including PSPS, EPSS, situational awareness and response, the undergrounding initiative, and the programs’ effectiveness; • the Utility’s ability to safely and reliably operate, maintain, construct, and decommission its facilities; • changes in the electric power and gas industries driven by technological advancements and a decarbonized economy; • a cyber incident, cyber security breach, severe natural event, or physical attack; • severe weather conditions, extended drought, and climate change, particularly their impact on the likelihood and severity of wildfires; • the impact of legislative and regulatory developments, including those regarding wildfires, the environment, California’s clean energy goals, the nuclear industry, extended operations at Diablo Canyon nuclear power plant, regulation of utilities’ transactions with their affiliates, municipalization, privacy, and taxes; • the timing and outcome of FERC and CPUC proceedings, including regarding ratemaking, cost recovery, and the application to transfer non-nuclear generation assets; • the outcome of self-reports, investigations or other enforcement actions; • PG&E Corporation and the Utility’s substantial indebtedness, which may adversely affect their financial health and limit their operating flexibility; • the ability of PG&E Corporation and the Utility to finance through securitization up to $1.385 billion of remaining fire risk mitigation capital expenditures that were or will be incurred by the Utility; • the timing and outcome of PG&E Corporation’s and the Utility’s litigation, including unresolved claims from the Chapter 11 proceedings, securities class action claims, wildfire-related litigation, and appeals of the Confirmation Order; • future substantial sales of shares of common stock of PG&E Corporation by existing shareholders, including the Fire Victim Trust; • the Utility’s ability to control operating costs, timely recover costs through rates, and achieve projected savings and the extent of excess unrecoverable costs; • the tax treatment of certain assets and liabilities, including whether PG&E Corporation or the Utility undergoes an “ownership change” that limits certain tax attributes; • the impact of growing distributed and renewable generation resources, and changing customer demand for its natural gas and electric services; and • the other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2022, their joint quarterly report on Form 10-Q for the quarter ended March 31, 2023 (the “Form 10-Q”) and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Undefined, capitalized terms have the meanings set forth in the Form 10-Q. Unless otherwise indicated, the statements in this presentation are made as of May 4, 2023. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation and the Utility’s joint current report on Form 8-K that was furnished to the SEC on May 4, 2023 and is also available on PG&E Corporation’s website at www.pgecorp.com. Forward-Looking Statements

® 3 Presentation endnotes are included in Appendix 8. Reaffirming 2023 Guidance… …For Customers And Investors EPS New Equity 2023 $1.19-$1.23 Up at least 10% $0 2024 Up at least 10% $0 NON-GAAP CORE EPS1 ON TRACK ON TRACK DELIVERED 1st Quarter 29¢ RESULTS ON TRACK 2023 and 2024 10% At least 2025 and 2026 9% At least EPS GROWTH GUIDANCE

2023: **Mitigating Risk…**

Mitigating Physical Risk

System Resilience

- Wildfire Mitigation: Layers of Protection
- Additional Hydro Generation
- Winter Storm Response and Restoration Investments

Constructive Policy Outcomes

- Undergrounding Bill (SB 884)
- Diablo Canyon Bill (SB 846)
- Self-Insurance Approved
- NRC Waiver Granted
- 2022 WMCE Interim Rates PD

Mitigating Financial Risk

Customers

- Simple, Affordable Model
- Climate Credit Accelerated
- 2% Non-Fuel O&M Cost Reduction
- Generation Minority Interest Sale

Investors

- Non-GAAP Core EPS Growth[1]
  - At Least 10% for 2023 and 2024
  - At Least 9% in 2025 and 2026
- Stronger Balance Sheet
- CEMA Cost Recovery Mechanism
- No Equity Through 2024

…And Earning Trust

Presentation endnotes are included in Appendix 8.

4

® 5 Presentation endnotes are included in Appendix 8. 100% 80% 60% 40% 20% 0% PG&E actions have mitigated 90% of wildfire risk1 New measures are making our system even safer: ▪ Partial Voltage Detection ▪ Downed Conductor Detection Wildfire Mitigation Programs (System Hardening/Undergrounding, Vegetation Management, Enhanced Inspections and Repairs) Enhanced Powerline Safety Settings (EPSS) Situational Awareness and Response Public Safety Power Shutoff (PSPS) + Adding Layers Of Protection… …Innovating Beyond Ninety Percent

® 6 Presentation endnotes are included in Appendix 8. OPPORTUNITIES1 Customer Capital Investment ~9% Offsets -O&M Cost Reduction (Non-Fuel)2 2% -Electric Load Growth3 1% - 3% -Other (Including Efficient Financing)4 2% Subtotal 5% - 7% Customer Impacts: At or Below Assumed Inflation 2% - 4% Simple, Affordable Model… …Mitigating Financial Risk

Working With Policymakers...

2022	✓ Diablo Canyon Legislation Passed (SB 846) ✓ Undergrounding Legislation Passed (SB 884) ✓ Removed from Enhanced Oversight Enforcement ✓ 2022 and 2023 Cost of Capital Decisions Received ✓ Net Energy Metering Decision Received ✓ Arrearage Payment Program Funds Received ✓ Wildfire Safety Certificate Approved and Ratified
2023	✓ Self-Insurance Settlement Approved 2023 GRC Decision Scheduled 10-Year Undergrounding Plan Diablo Canyon License Extension Application
2024	Pacific Generation Minority Interest Sale

Pending items in blue

...Mitigating Physical And Financial Risk

7

® 8 Presentation endnotes are included in Appendix 8. Metric Q1 2023 Status 2023 Goal Long-Term Goal Catastrophic Wildfires1 0 0 Undergrounding Circuit Miles 350 10,000 Annual O&M Cost Reduction (Non-Fuel)2 2% 2% Rate Base Growth3 ~9.5% CAGR 2022-2027 Non-GAAP Core EPS Growth4 At least 10% 2023 & 2024 at least 10% 2025 & 2026 at least 9% FFO/Debt5 Mid-to-high teens by 2024 PG&E Corporation Debt $2+ billion debt paydown by end of 2026 2023 Report Card… …Delivering Consistent, Predictable Results ON TRACK ON TRACK ON TRACK ON TRACK ON TRACK ON TRACK ON TRACK

Non-GAAP Core EPS[1] Comparison. . .

First Quarter


30¢
2¢
(1¢)
(2¢)
29¢
2022 First Quarter
Operating & Maintenance
Redeployment
Other
2023 First Quarter

Q2-Q4 Factors

- Customer capital investments
- Operating & Maintenance Savings
- Redeployment

…On Track For 2023 Guidance of $1.19-$1.23

Presentation endnotes are included in Appendix 8.
9

® 10 Presentation endnotes are included in Appendix 8. Capital Expenditure Last Five Years 2018 – 2022 ~$39B Five Year Plan 2023 – 2027 ~$52B GUIDANCE 2023 2024 EPS1 $1.19-$1.23 Up at least 10% Up at least 10% New Equity $0 $0 ON TRACK Risk Reduction New Business and Capacity System Maintenance Emergency Response Other ON TRACK $5B+ • Incremental transmission capacity •Electric distribution capacity •Other growth UPSIDE OPPORTUNITIES Customer Investment Supports Guidance... …For Customers AND Investors

® 11 Presentation endnotes are included in Appendix 8. 2023 Plan Long-Term Plan Good Business Decisions (millions) (millions) -Attrition $ 25) $ 25) -Efficiencies & Insurance 200) 25) -Capital Conversion 50) 50) -Automation 15) 30) Savings through Lean -Planning & Execution Improvements 100) 150) Net Cost Increases (190) (80) Net Savings $ 200) $ 200) Percent Savings (achieved 3% in 2022) EXAMPLES OF O&M COST REDUCTION (NON-FUEL) MODEL1 OPPORTUNITIES Customer Capital Investment ~9% Offsets -O&M cost reduction (non-fuel)2 2% -Electric load growth3 1% - 3% -Other (including efficient financing)4 2% Subtotal 5% - 7% Customer Impacts: At or Below Assumed Inflation 2% - 4% EFFICIENT FINANCING Sale of Minority Interest in Pacific Generation LLC 2% 2% Simple, Affordable Model Working… …For Customers AND Investors

® 12 Cost of Capital ▪ 2023: Timely final decision received; phase 2 pending 2023 GRC ▪ Self-insurance settlement approved ▪ Final decision scheduled for Q3 2023 Pacific Generation ▪ PD within 90 days of Oct 5 (revised schedule) Wildfire-Related Cost Recovery ▪ 2020 WMCE settlement approved ▪ 2021 WMCE proposed settlement pending at the CPUC ▪ 2022 WMCE and interim rate relief; IRR PD Apr 28 Diablo Canyon and Undergrounding Legislation ▪ Diablo Canyon Extension: Loan from DWR & DOE funding ▪ Diablo Canyon Extension: NRC waiver granted ▪ Diablo Canyon Extension: NRC and state filings ▪ Undergrounding: 10-year plan to be filed Regulatory And Legislative Support… ...Helps Us Deliver For Customers

2023 EPS Sensitivities…

	Sensitivity	EPS	Mitigation
Sales Volume			
Electric Sales (GWh)	+/- 1%	0¢	Decoupled
Gas Sales (Bcf)	+/- 1%	0¢	Decoupled
Commodity Prices			
Power Prices CAISO NP15 ($/MWh)	+/- $1	0¢	Regulatory Deferrals; ERRA, Supply PPAs
Natural Gas Price PG&E Gate ($/MMBtu)	+/- 50¢	0¢	Monthly True-Up; Hedging
Allowed ROE			
CPUC FERC	+/- 1% +/- 1%	0¢ 0¢	3-Year Cost of Capital TO20 Settlement
Interest Rates	+/- 25 bps	+/- 1¢	Efficient Financing
O&M	+/- 1%	+/- 2¢	Simple, Affordable Model
Pension			
Assumed Return Discount Rate	+/- 1% +/- 1%	0¢ 0¢	Long Established Regulatory Recovery Mechanism

…Reflect Robust Risk Management

13

® 14 Presentation endnotes are included in Appendix 8. 2022-2024 2025-2026 Non-GAAP Core EPS1 (CAGR) 10% Non-GAAP Core EPS Growth At least 10% At least 9% Dividend Eligibility reached mid-20232 Annual Non-GAAP Core EPS Growth & Dividend Yield At least 10% At least 10% Rate Base Growth (CAGR)3 ~9.5% O&M Cost Reduction (Non-Fuel)4 2% Annually FFO/Debt5 Mid-to-high teens by 2024 Value Proposition… …Better For Customers AND Investors

® 15 Presentation endnotes are included in Appendix 8. 2023 Investor Day May 24-25th Northern California ~$52B Five Year Capital Investment Plan ~9.5% Rate Base CAGR, 2022-2027ON TRACK 10% Non-GAAP Core EPS1 CAGR, 2022-2026ON TRACK 2023: Mitigating Risk… …And Earning Trust 2023 EPS1 Guidance: $1.19-$1.23 Up at least 10% ON TRACK ON TRACK

Q&A

Appendix

® 18 Appendix Title Slide (Link) Appendix 1 2023 Factors Impacting Earnings Slide 19 Appendix 2 CapEx and Rate Base Slide 20 Appendix 3 Expected Recovery of Wildfire-Related Costs Slide 21 Appendix 4 SB 846 Diablo Canyon Legislation Slide 22 Appendix 5 Wildfire Mitigation Plan Progress Slide 23 Appendix 6 PG&E Utility Securitization Program Slide 24 Appendix 7 Regulatory Progress Slide 25 Appendix 8 Presentation Endnotes Slide 26-28 Appendix 9 Supplemental Earnings Materials Slide 29-41 Table of Contents

Appendix 1: 2023 Factors Impacting Earnings

Key Ranges

Non-GAAP Core EPS[1]

$1.19-$1.23

New Equity in 2023 and 2024

$0

Weighted Average Rate Base[2]

Equity Ratio:[3] 52%   Return on Equity:[3] 10.00%

General Rate Case	~$44.5 - $48.5B
Transmission Owner	~$11.5B
Total Rate Base	~$56 - $60B

Non-Core Items[4]

($ millions after tax)

Estimated non-core items guidance	$200 - $390
Non-core items cash portion[5]	$240

Key Factors Affecting Non-GAAP Core Earnings[6]

($ millions after tax)

Unrecoverable interest expense[7]	$370 - $430

Other earnings factors including AFUDC equity, incentive revenues, tax benefits, and cost savings, net of below-the-line costs

Presentation endnotes are included in Appendix 8.

Changes from prior quarter noted in blue

19

® 20 Presentation endnotes are included in Appendix 8. 2022 Actual 2023 2024 2025 2026 2027 ~9.5% CAGR on equity rate base 2022-2027 $49.8 projected Weighted average rate base ($B) ~$56-$60 $67-$89 $60-$67 $62-$74 $65-$82 Upside Opportunities (+$5B CapEx)1 • Incremental transmission capacity • Electric distribution capacity • Other growth Transmission Owner Gas Transmission & Storage (GT&S) General Rate Case (GRC) Separately Funded Above Authorized GRC & GT&S rate cases will be combined starting in 2023 $9.6 $7.9-11.2 $7.9-$12.2 $8.0-$12.7 $8.1-$13.3 $8.1-$13.8 2022 Actual 2023 2024 2025 2026 2027 CapEx ($B)2 projected Subject to Ongoing and Future Recovery Requests • 2023 GRC request (September 2022 update filing) • Oakland HQ Purchase3 • Undergrounding • Transportation electrification Transmission Owner GRC and GT&S AB 1054 Fire Risk Mitigation4 Spend Above Currently Authorized Appendix 2: CapEx And Rate Base

® 21 Presentation endnotes are included in Appendix 8. Pending & Future Cost Recovery (Settled, Filed or Yet to be Filed) Application Balance at 3/31/23 Expected Amortization Expected Rate Recovery by Year (subject to CPUC authorization) 2023 2024 2025+ 2021 WMCE 1,288 24 months 644 644 2022 WMCE2 1,220 24 months 645 527 48 Yet to be Filed 2,338 TBD - - 2,338 Total 4,846 645 1,171 3,030 Appendix 3: Expected Recovery Of Wildfire- Related Costs Expected Cash Flow Recovery from Previously Incurred Wildfire-Related Spend $0.8B Approved $2.5B Pending $2.3B Yet to be Filed Approved Cost Recovery (Final Decisions) Application Balance at 3/31/23 Recovery Through Expected Rate Recovery by Year 2023 2024 2025+ 2020 GRC1 142 Dec. 2023 142 - - 2018 CEMA 52 May 2023 52 - - 2020 WMCE 616 Feb 2025 241 322 53 Total 810 434 322 53 Amounts may not sum due to rounding.

® 22 Presentation endnotes are included in Appendix 8. $140 - 165 per MWh Alternative New Renewable Baseload Generation $60 per MWh Diablo Canyon Cost Recovery People Planet Prosperity 2022-20241 2025-20302 ▪ Ongoing O&M and rate base recovery through the GRC ▪ $1.4B in state funding available to cover extension costs; to be reimbursed from $1.1B DOE program proceeds ▪ $7/MWh transition fee starting 9/2/2022 (up to $300M) available to invest into the business ▪ $100M/year in lieu of traditional rate base return ▪ O&M and capex annual automatic true- up mechanism ▪ $13/MWh performance fee upside to be deployed for customer benefit Pre-Extension Period Extension Period Estimated Cost of Diablo Canyon Extension Compared to Alternative Non-GHG Emitting Technologies Appendix 4: SB 846 Diablo Canyon Legislation

® 23 Presentation endnotes are included in Appendix 8. 2023 TargetSectionalizing Devices 241 899 1,209 1,351 1,426 2019 2020 2021 2022 2023 System Hardening 188 530 741 1,224 1,644 2019 2020 2021 2022 2023 1,224 2019-2022 Actuals Weather Stations HD Cameras 1,424 Stations Installed 2019-2022 602 Cameras Installed 2019-2022 Undergrounding 7 48 120 300 650 2019 2020 2021 2022 2023 Appendix 5: Wildfire Mitigation Plan Progress1 PROGRAM COMPLETED PROGRAM COMPLETED Enhanced Vegetation Management2 8,283 Lines Miles Completed 2019-2022 420 2023 Target Line Miles Hardened 300 2019-2022 Actuals 350 2023 Target Miles Completed 1,351 2019-2022 Actuals 75 2023 Target Devices Installed

® 24 The Utility has completed $9.3B of $10.7B securitization issuances expected over the next several years • AB 1054 signed into law on July 12, 2019 • Up to $3.2B across several bond issuances • Reimburse capital expenses associated with wildfire risk mitigation • First financing order became final, non-appealable on July 6, 2021 • Second financing order became final, non- appealable on August 15, 2022 • $860M recovery bonds issued in November 2021 • $983M recovery bonds issued in November 2022 • SB 901 signed into law on September 21, 2018 • Up to $7.5B in up to three issuances by December 31, 2022 • Pay or reimburse the Utility for incurred costs and expenses relating to catastrophic wildfires ignited in 2017 • Financing order issued on May 11, 2021 • Financing order became final and non-appealable as of February 28, 2022 Issuances complete • $3.6B issued in May 2022 • $3.9B issued in July 2022 Statutory Authority: Total Issuance Amount: Use of Proceeds: Financing Order: Securitization Timing: Rate Neutral Securitization A.20-04-023 AB 1054 Securitization A.22-03-010 Complete Appendix 6: PG&E Utility Securitization Program

Appendix 7: Regulatory Progress

Regulatory Case/Filing	Docket	Status as of May 2023	Expected Milestones[1]
2023 GRC	A.21-06-021	2023 GRC filed 6/30/21 Wildfire Self-Insurance Final Decision received 1/12/23	Proposed Decision Q2 2023 Final Decision Q3 2023
2022 Cost of Capital	A.21-08-015	2022 Application filed 8/23/21 ACCAM Trigger 9/30/21 Final Decision received 11/3/22	
2023 Cost of Capital	A.22-04-008	2023 Application filed 4/20/22 Final Decision received 12/15/22	Phase 2 pending
2020 WMCE	A.20-09-019	Application filed 9/30/20 Settlement filed 9/21/21 Final Decision received 2/2/23	
2021 WMCE	A.21-09-008	Application filed 9/16/21 Settlement filed 1/18/23	
2022 WMCE	A.22-12-009	Application filed 12/15/22 Interim Rate Relief Proposed Decision received 4/28/23	Proposed Decision Q1 2024
2022 Wildfire Mitigation Plan	2022-WMPs R.18-10-007	Final Decision by OEIS received 11/10/22 CPUC Ratified 12/15/22	
2023 Wildfire Mitigation Plan	2023-2025-WMPs	Submitted 3/27/23	Reply Comments 6/5/23 Draft Decision Q3 2023
2022 Safety Certificate	2022-SCs	Submitted request 9/14/22 Safety Certificate issued by OEIS 12/13/22	
Minority Interest Sale in Pacific Generation LLC	A.22-09-018	Filed 9/28/22 Schedule modified on 3/30/23	Proposed Decision within 90 days of 10/5/23

Presentation endnotes are included in Appendix 8.

Changes from prior quarter noted in blue

25

® 26 Slide titles are hyperlinks Slide 3: Reaffirming 2023 Guidance 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. Slide 4: 2023: Mitigating Risk 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. Slide 5: Adding Layers Of Protection 1. Based on a comparison in the Utility's GRC testimony of the wildfire risk score for a baseline risk level to a risk level reflecting the Utility’s mitigation work. Risk scores are calculated using the scoring methodology established by the CPUC in the Safety Model Assessment Proceeding, which reflects the frequency with which various risks are expected to occur and the potential safety, reliability, and financial impacts of varying degrees of wildfire severity. Slide 6: Simple, Affordable Model 1. These numbers are illustrative approximations. 2. The Utility’s cost reduction strategies include increased efficiency and waste elimination driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to improve its capital-to-expense ratio, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 3. Expected drivers of forecasted electric load growth include electrification and electric vehicle adoption. 4. Factors that may cause the Utility’s actual results to differ materially from its forecasts include the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; their ability to raise financing through securitization transactions; actions by credit rating agencies to downgrade PG&E Corporation’s or the Utility’s credit ratings; the supply and price of electricity, natural gas, and nuclear fuel; its use of self-insurance for wildfire liability insurance; and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, and PG&E Corporation’s and the Utility’s ability to obtain efficient tax treatment. Slide 8: 2023 Report Card 1. Defined by OEIS as a fire that caused at least one death, damaged over 500 structures, or burned over 5,000 acres. 2. 2% reduction calculated based on the prior year's operating and maintenance costs, excluding fuel costs. Reductions available for redeployment. 3. In accordance with AB 1054, $3.21 billion of fire risk mitigation capital expenditures will be excluded from the Utility's equity rate base. 4. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. 5. FFO/Debt is not calculated in accordance with GAAP. Because PG&E Corporation is not able to estimate the impact of specific line items, which have the potential to significantly impact the company’s FFO/Debt in future periods, it is not providing a reconciliation for the comparable future period FFO/Debt. Slide 9: Non-GAAP Core EPS Comparison 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. Slide 10: Customer Investment Supports Guidance 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. Appendix 8: Presentation Endnotes

® 27 Slide titles are hyperlinks Slide 11: Simple, Affordable Model Working 1. These numbers are illustrative approximations. 2. The Utility’s cost reduction strategies include increased efficiency and waste elimination driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to improve its capital-to-expense ratio, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 3. Expected drivers of forecasted electric load growth include electrification and electric vehicle adoption. 4. Factors that may cause the Utility’s actual results to differ materially from its forecasts include the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; their ability to raise financing through securitization transactions; actions by credit rating agencies to downgrade PG&E Corporation’s or the Utility’s credit ratings; the supply and price of electricity, natural gas, and nuclear fuel; its use of self-insurance for wildfire liability insurance; and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, and PG&E Corporation’s and the Utility’s ability to obtain efficient tax treatment. Slide 14: Value Proposition 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. 2. Pursuant to the Confirmation Order, PG&E Corporation agreed to not pay common dividends until it has recognized $6.2 billion in non-GAAP core earnings as described in the Plan of Reorganization after the Plan of Reorganization effective date. Subject to the foregoing restriction, any decision to declare and pay dividends in the future will be made at the discretion of the Board of Directors and will depend on, among other things, PG&E Corporation’s results of operations, financial condition, cash requirements, contractual restrictions, and other factors that the Board of Directors may deem relevant. 3. In accordance with AB 1054, $3.21 billion of fire risk mitigation capital expenditures will be excluded from the Utility's equity rate base. CAGR is from 2022 through 2027. 4. 2% reduction calculated based on the prior year's operating and maintenance costs, excluding fuel costs. Reductions available for redeployment. The Utility’s cost reduction strategies include increased efficiency driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to convert expenses to capital expenditures, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. 5. FFO/Debt is not calculated in accordance with GAAP. Because PG&E Corporation is not able to estimate the impact of specific line items, which have the potential to significantly impact the company’s FFO/Debt in future periods, it is not providing a reconciliation for the comparable future period FFO/Debt. Slide 15: 2023: Mitigating Risk 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures. Slide 19: Appendix 1: 2023 Factors Impacting Earnings 1. Non-GAAP core EPS is not calculated in accordance with GAAP. See Appendix 9, Exhibit A for a reconciliation of EPS on a GAAP basis to non-GAAP core earnings per share, Appendix 9, Exhibit C for PG&E Corporation’s 2023 Earnings Guidance, and Appendix 9, Exhibit E regarding non-GAAP financial measures. 2. 2023 equity earning rate base reflects 2020 GRC Final Decision, 2019 GT&S Final Decision, the April 15, 2021 FERC order denying the Utility's request for rehearing related to TO18, and TO20 Formula Rate, and 2023 GRC application including the September 2022 inflation update. 3. The capital structure of an investor-owned utility is the proportional authorization of shareholders’ equity and debt that comprise a company’s long-range financing or its capitalization. The CPUC currently authorized capital structure is comprised of 47.5% long-term debt, 0.5% preferred equity, and 52% common equity. Base earnings plan assumes CPUC currently authorized return on equity and capital structure across the enterprise. 4. Refer to Appendix 9, Exhibit C: PG&E Corporation's 2023 Earnings Guidance. 5. Cash amounts for non-core items are after tax, directional, and subject to change. 6. Non-GAAP Core Earnings assumptions include: • No 2023 impacts from changes in the federal tax code; and • All potentially dilutive securities were included in the calculation of Non-GAAP Core EPS. 7. Unrecoverable interest expense includes PG&E Corporation long-term debt, Wildfire Fund contribution debt financing, and other interest above authorized. Appendix 8: Presentation Endnotes

® 28 Slide titles are hyperlinks Slide 20: Appendix 2: CapEx And Rate Base 1. Upside opportunities of +$5 billion are not reflected in the CapEx or rate base ranges. 2. Low end of the range reflects authorized capital expenditures, including the full amount recoverable through a balancing account where applicable. High end of the range includes capital spend above authorized and reflects the spending forecast from the 2023 GRC application including the September 2022 inflation update. 3. The Utility entered into a lease for the Lakeside Building in Oakland, California, with an option to purchase in 2023, in accordance with its application to sell its San Francisco General Office headquarters complex and as requested in the 2023 GRC. 4. Includes $3.21 billion of fire risk mitigation capital expenditures that will be excluded from the Utility's equity rate base. Slide 21: Appendix 3: Expected Recovery Of Wildfire-Related Costs 1. Balance represents wildfire-related costs approved in the 2020 GRC and recorded in the RTBA, WMBA, and VMBA, and amounts approved through subsequent advice letters. 2. Timing of cost recovery is based on the Utility's motion for interim rate relief. The request asks for 85% of the total revenue requirement, plus interest, to be recovered from June 2023 to May 2024. Slide 22: Appendix 4: SB 846 Diablo Canyon Legislation 1. The pre-extension period extends through the scheduled retirement dates of November 2024 and August 2025 for Units 1 and 2, respectively. 2. The extension period covers the additional 5-year life for each Unit. Slide 23: Appendix 5: Wildfire Mitigation Plan Progress 1. Actual data is from January 1, 2019 through December 31, 2022. 2. Using a risk-informed approach and incorporating lessons learned, enhanced vegetation management has been integrated into the distribution vegetation management program. Slide 25: Appendix 7: Regulatory Progress 1. Regulatory proceeding timelines reflect expected filing and decision time frames; actual timing may differ. Appendix 8: Presentation Endnotes

® 29 Appendix 9: Supplemental Earnings Materials Exhibit Title Slide (Link) Exhibit A Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Slides 30-34 Exhibit B Key Drivers of PG&E Corporation's Non-GAAP Core Earnings per Common Share ("EPS") Slide 35 Exhibit C PG&E Corporation's 2023 Earnings Guidance Slides 36-39 Exhibit D GAAP Net Income to Non-GAAP Adjusted EBITDA Reconciliation Slide 40 Exhibit E Non-GAAP Financial Measures Slide 41

® 30 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings Three Months Ended March 31, Earnings Earnings per Common Share (in millions, except per share amounts) 2023 2022 2023 2022 PG&E Corporation’s Earnings/EPS on a GAAP basis $ 569 $ 475 $ 0.27 $ 0.22 Non-core items: (1) Amortization of Wildfire Fund contribution (2) 84 85 0.04 0.04 Bankruptcy and legal costs (3) 17 34 0.01 0.02 Fire Victim Trust tax benefit net of securitization (4) (74) (135) (0.03) (0.06) Investigation remedies (5) 15 70 0.01 0.03 Prior period net regulatory impact (6) (6) 45 — 0.02 Strategic repositioning costs (7) 1 — — — Wildfire-related costs, net of insurance (8) 9 66 — 0.03 PG&E Corporation’s Non-GAAP Core Earnings/EPS (9) $ 615 $ 639 $ 0.29 $ 0.30 All amounts presented in the table above and footnotes below are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2023 and 2022, except for certain costs that are not tax deductible. Earnings per Common Share is calculated based on diluted shares, except as noted. Amounts may not sum due to rounding. First Quarter, 2023 vs. 2022 (in millions, except per share amounts) (1) “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods, consisting of the items listed in the table above. See Exhibit E: Non-GAAP Financial Measures.

® 31 First Quarter, 2023 vs. 2022 (in millions, except per share amounts) (3) Includes bankruptcy and legal costs associated with PG&E Corporation’s and the Utility’s Chapter 11 filing, including legal and other costs and exit financing costs, as shown below. (2) The Utility recorded costs of $117 million (before the tax impact of $33 million) during the three months ended March 31, 2023, associated with the amortization of the Wildfire Fund asset and accretion of the related Wildfire Fund liability. (in millions) Three Months Ended March 31, 2023 Legal and other costs $ 15 Exit financing 9 Bankruptcy and legal costs (pre-tax) $ 23 Tax impacts (6) Bankruptcy and legal costs (post-tax) $ 17 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings

® 32 First Quarter, 2023 vs. 2022 (in millions, except per share amounts) (4) Includes any earnings-impacting investment losses, net of gains, associated with investments related to the upfront contributions to the Customer Credit Trust, the charge related to the establishment of the SB 901 securitization regulatory asset and the SB 901 securitization regulatory liability associated with revenue credits funded by Net Operating Loss monetization, and tax benefits related to the Fire Victim Trust’s sale of PG&E Corporation common stock. (in millions) Three Months Ended March 31, 2023 Paradise restoration and rebuild $ 21 Locate and mark OII system enhancements 1 Wildfire OII disallowance and system enhancements (1) Investigation remedies (pre-tax) $ 21 Tax impacts (6) Investigation remedies (post-tax) $ 15 (5) Includes costs associated with restoration and rebuild costs for the town of Paradise, the system enhancements related to the locate and mark OII, and the CPUC’s OII into the 2017 Northern California Wildfires and 2018 Camp Fire, as shown below. (in millions) Three Months Ended March 31, 2023 Rate neutral securitization charge $ 273 Losses, net of gains related to Customer Credit Trust (20) Fire Victim Trust tax benefit net of securitization (pre-tax) $ 253 Tax impacts (71) Tax benefits from Fire Victim Trust share sales (256) Fire Victim Trust tax benefit net of securitization (post-tax) $ (74) Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings

® 33 First Quarter, 2023 vs. 2022 (in millions, except per share amounts) (6) Includes adjustments associated with the recovery of capital expenditures from 2011 through 2014 above amounts adopted in the 2011 GT&S rate case per the CPUC decision dated July 14, 2022. (in millions) Three Months Ended March 31, 2023 Operating model $ 2 Strategic repositioning costs (pre-tax) $ 2 Tax impacts (1) Strategic repositioning costs (post-tax) $ 1 (7) The Utility recorded one-time costs related to repositioning PG&E Corporation’s and the Utility’s operating model, including their workforce. (in millions) Three Months Ended March 31, 2023 2011-2014 GT&S capital audit $ (8) Prior period net regulatory impact (pre-tax) $ (8) Tax impacts 2 Prior period net regulatory impact (post-tax) $ (6) Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings

® 34 First Quarter, 2023 vs. 2022 (in millions, except per share amounts) (9) “Non-GAAP core earnings” is a non-GAAP financial measure. See Exhibit E: Non-GAAP Financial Measures. Undefined, capitalized terms have the meanings set forth in the PG&E Corporation and the Utility’s joint quarterly report on Form 10-Q for the quarter ended March 31, 2023. (8) Includes costs associated with the 2019 Kincade fire, 2020 Zogg fire, and 2021 Dixie fire, net of insurance, as shown below. (in millions) Three Months Ended March 31, 2023 2019 Kincade fire-related costs $ 2 2020 Zogg fire-related costs 7 2020 Zogg fire-related insurance recoveries (1) 2021 Dixie fire-related legal settlements 6 Wildfire-related costs, net of insurance (pre-tax) $ 13 Tax impacts (4) Wildfire-related costs, net of insurance (post-tax) $ 9 Exhibit A: Reconciliation of PG&E Corporation's Consolidated Earnings Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Core Earnings

® 35 All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2023 and 2022. Amounts may not sum due to rounding. (1) See Exhibit A for reconciliations of (i) earnings on a GAAP basis to non-GAAP core earnings and (ii) EPS on a GAAP basis to non-GAAP core EPS. (2) Represents lower O&M costs for overhead expenses, operational expenses, and support costs during the three months ended March 31, 2023. (3) Represents redeployment of operational and enterprise programs including corporate services during the three months ended March 31, 2023. (4) Represents the timing for taxes reportable in quarterly statements in accordance with Accounting Standards Codification 740, Income Taxes, results from variances in the percentage of quarterly earnings to annual earnings, the timing of capitalized overheads and A&G costs allocated to capital projects, and other miscellaneous items during the three months ended March 31, 2023. Exhibit B: Key Drivers of PG&E Corporation's Non-GAAP Core Earnings per Common Share ("EPS") First Quarter 2023 vs. 2022 Earnings Earnings per Common Share 2022 Non-GAAP Core Earnings/EPS (1) $ 639 $ 0.30 Operating and Maintenance (2) 50 0.02 Redeployment (3) (29) (0.01) Customer capital investment, timing items, and other miscellaneous items (4) (45) (0.02) 2023 Non-GAAP Core Earnings/EPS (1) $ 615 $ 0.29 First Quarter, 2023 vs. 2022 (in millions, except per share amounts)

Exhibit C: PG&E Corporation's 2023 Earnings Guidance

EPS Guidance	2023 Low		2023 High	
Estimated EPS on a GAAP basis	~ $	1.00	~ $	1.13
Estimated Non-Core Items: [1]				
Amortization of Wildfire Fund contribution [2]	~	0.16	~	0.16
Bankruptcy and legal costs [3]	~	0.03	~	0.02
Fire Victim Trust tax benefit net of securitization [4]	~	(0.05)	~	(0.11)
Investigation remedies [5]	~	0.04	~	0.03
Prior period net regulatory impact [6]	~	(0.01)	~	(0.01)
Strategic repositioning costs [7]	~	—	~	—
Wildfire-related costs, net of insurance [8]	~	0.02	~	0.01
Estimated EPS on a non-GAAP Core Earnings basis	~ $	1.19	~ $	1.23

All amounts presented in the table above and footnotes below are tax adjusted at PG&E Corporation's statutory tax rate of 27.98% for 2023, except for certain costs that are not tax deductible. Amounts may not sum due to rounding.

(1) "Non-core items" include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods. See Exhibit E: Non-GAAP Financial Measures.

(2) "Amortization of Wildfire Fund contribution" represents the amortization of the Wildfire Fund asset and accretion of the related Wildfire Fund liability.

(in millions, pre-tax)	2023 Low guidance range		2023 High guidance range	
Amortization of Wildfire Fund contribution	~ $	470	~ $	470
Amortization of Wildfire Fund contribution (pre-tax)	~ $	470	~ $	470
Tax impacts	~	(132)	~	(132)
Amortization of Wildfire Fund contribution (post-tax)	~ $	338	~ $	338

36

Exhibit C: PG&E Corporation's 2023 Earnings Guidance

(3) "Bankruptcy and legal costs" consists of legal and other costs associated with PG&E Corporation's and the Utility's Chapter 11 filing, and exit financing costs.

(in millions, pre-tax)	2023 Low guidance range		2023 High guidance range	
Legal and other costs	~ $	65	~ $	40
Exit financing	~	35	~	25
Bankruptcy and legal costs (pre-tax)	~ $	100	~ $	65
Tax impacts	~	(28)	~	(18)
Bankruptcy and legal costs (post-tax)	~ $	72	~ $	47

(4) "Fire Victim Trust tax benefit net of securitization" includes the impact of rate neutral (SB 901) securitization and tax benefits related to the Fire Victim Trust. Impacts of the SB 901 securitization include the establishment of the SB 901 securitization regulatory asset and the SB 901 regulatory liability associated with revenue credits funded by Net Operating Loss monetization. Fire Victim Trust tax benefits include tax benefits recognized upon the sale of shares of PG&E Corporation common stock by the Fire Victim Trust, which PG&E Corporation and the Utility have elected to treat as a grantor trust. Also included are the earnings-impacting investment losses, net of gains, associated with investments related to the upfront contributions to the Customer Credit Trust. The low case includes tax benefits for the 120,000,000 shares of PG&E Corporation common stock sold in the aggregate by the Fire Victim Trust as of April 26, 2023, whereas the high case reflects an assumption that the Fire Victim Trust sells the remaining 127,743,590 shares during 2023.

(in millions, pre-tax)	2023 Low guidance range		2023 High guidance range	
Rate neutral securitization charge	~ $	595	~ $	1,145
Losses, net of gains related to Customer Credit Trust	~	(20)	~	(20)
Fire Victim Trust tax benefit net of securitization (pre-tax)	~ $	575	~ $	1,125
Tax impacts	~	(161)	~	(315)
Tax benefits from Fire Victim Trust share sales	~	(525)	~	(1,045)
Fire Victim Trust tax benefit net of securitization (post-tax)	~ $	(111)	~ $	(235)

37

® 38 Exhibit C: PG&E Corporation's 2023 Earnings Guidance (6) “Prior period net regulatory impact” represents the recovery of capital expenditures from 2011 through 2014 above amounts adopted in the 2011 GT&S rate case. (5) “Investigation remedies” includes costs related to the settlement agreement with the Safety and Enforcement Division’s investigation into the 2020 Zogg fire, Paradise restoration and rebuild, the Wildfires OII decision different, and the locate and mark OII system enhancements. 2023 (in millions, pre-tax) Low guidance range High guidance range 2020 Zogg fire settlement ~ $ 50 ~ $ 15 Paradise restoration and rebuild ~ 30 ~ 30 Wildfire OII disallowance and system enhancements ~ 20 ~ 20 Locate and mark OII system enhancements ~ 5 ~ 5 Investigation remedies (pre-tax) ~ $ 105 ~ $ 70 Tax impacts ~ (22) ~ (13) Investigation remedies (post-tax) ~ $ 83 ~ $ 57 2023 (in millions, pre-tax) Low guidance range High guidance range 2011-2014 GT&S capital audit ~ $ (35) ~ $ (35) Prior period net regulatory impact (pre-tax) ~ $ (35) ~ $ (35) Tax impacts ~ 10 ~ 10 Prior period net regulatory impact (post-tax) ~ $ (25) ~ $ (25)

Exhibit C: PG&E Corporation's 2023 Earnings Guidance

(7) "Strategic repositioning costs" includes one-time costs related to repositioning PG&E Corporation's and the Utility's operating model, including their workforce, and costs associated with the potential sale of a minority interest in Pacific Generation LLC.

(in millions, pre-tax)	2023 Low guidance range	2023 High guidance range
Operating model	~ $ 5	~ $ 5
Pacific Generation LLC minority interest sale	~ —	~ —
Strategic repositioning costs (pre-tax)	~ $ 5	~ $ 5
Tax impacts	~ (1)	~ (1)
Strategic repositioning costs (post-tax)	~ $ 4	~ $ 4

(8) "Wildfire-related costs, net of insurance" includes legal and other costs associated with the 2019 Kincade fire, 2020 Zogg fire, and 2021 Dixie fire, net of insurance.

(in millions, pre-tax)	2023 Low guidance range	2023 High guidance range
2019 Kincade fire-related costs	~ $ 25	~ $ 10
2020 Zogg fire-related costs	~ 25	~ 15
2020 Zogg fire-related insurance recoveries	~ (10)	~ (10)
2021 Dixie fire-related legal settlements	~ 15	~ 15
Wildfire-related costs, net of insurance (pre-tax)	~ $ 55	~ $ 30
Tax impacts	~ (15)	~ (8)
Wildfire-related costs, net of insurance (post-tax)	~ $ 40	~ $ 22

Undefined, capitalized terms have the meanings set forth in the PG&E Corporation and the Utility's joint quarterly report on Form 10-Q for the quarter ended March 31, 2023.

39

® 40 Three Months Ended March 31, (in millions) 2023 2022 PG&E Corporation’s Net Income on a GAAP basis $ 572 $ 478 Income tax benefit (348) (204) Other income, net (85) (149) Interest expense 602 419 Interest income (112) (8) Operating Income $ 629 $ 536 Depreciation, amortization, and decommissioning 1,077 972 Wildfire Fund expense 117 118 Bankruptcy and legal costs 23 48 Fire Victim Trust tax benefit net of securitization 253 — Investigation remedies 21 94 Prior period net regulatory impact (8) 63 Strategic repositioning costs 2 — Wildfire-related costs, net of insurance 13 73 PG&E Corporation’s Non-GAAP Adjusted EBITDA $ 2,127 $ 1,904 Exhibit D: GAAP Net Income to Non-GAAP Adjusted EBITDA Reconciliation PG&E Corporation Year to Date, 2023 vs. 2022 Amounts may not sum due to rounding. “Non-GAAP Adjusted EBITDA” is a non-GAAP financial measure.

® 41 Exhibit E: Non-GAAP Financial Measures Non-GAAP Core Earnings and Non-GAAP Core EPS “Non-GAAP core earnings” and “Non-GAAP core EPS,” also referred to as “non-GAAP core earnings per share,” are non-GAAP financial measures. Non-GAAP core earnings is calculated as income available for common shareholders less non-core items. “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods, consisting of the items listed in Exhibit A. Non-GAAP core EPS is calculated as non-GAAP core earnings divided by common shares outstanding (taken on a basic basis in the event of a GAAP loss and a diluted basis in the event of a GAAP gain). PG&E Corporation discloses historical financial results and provides guidance based on “non-GAAP core earnings” and “non-GAAP core EPS” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of non-core items. PG&E Corporation and the Utility use non-GAAP core earnings and non-GAAP core EPS to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation and the Utility believe that non-GAAP core earnings and non- GAAP core EPS provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. With respect to our projection of non-GAAP core EPS for the years 2024-2026, PG&E Corporation is unable to predict with reasonable certainty the reconciling items that may affect GAAP net income without unreasonable effort. The reconciling items are primarily due to the future impact of wildfire-related costs, timing of regulatory recoveries, special tax items, and investigation remedies. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Non-GAAP core earnings and non-GAAP core EPS are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies.